UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2018
Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

235 E. Main Street Midland, Michigan (Address of Principal Executive Offices)	48640 (Zip Code)
Registrant's telephone number, including area code:  (989) 839-5350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 24, 2018, the Board of Directors of the Chemical Financial Corporation ("Chemical") approved the relocation of the principal executive offices of the Corporation and the main branch of its wholly-owned subsidiary, Chemical Bank (the "Bank"), to its offices in Detroit, located at 333 Fort Street, Suite 100, Detroit, MI 48226, from its offices in Midland located at 235 E. Main St., Midland, MI 48640. The move of Chemical's principal executive offices and the Bank's main branch is driven by a partnership with the City of Detroit and a commitment to become a part of Detroit's business community. The change of the headquarters of Chemical is effective on July 25, 2018. The change of the Bank’s main office shall be effective upon receipt of regulatory approval. A copy of the press release announcing these office relocations is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated July 25, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 25, 2018	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ David T. Provost
David T. Provost
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Document
99.1     Press Release dated July 25, 2018